FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 1998
                                                        ------------------

                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         001-14157                 36-2669023
   --------                         ---------                 ----------
(State or other                    (Commission              (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)



 30 North LaSalle Street, Chicago, Illinois                       60602
-------------------------------------------                      -------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)








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Item 5.   Other Events.
          -------------

                  On September 8, 1998, Aerial Communications, Inc. ("Aerial"), an 81%- owned subsidiary of Telephone and Data Systems, Inc., announced that Sonera Ltd. (formerly Telecom Finland Ltd), one of Europe's leading wireless telecommunications operators, completed its $200 million investment in Aerial Operating Co., Inc. ("AOC"), a wholly-owned subsidiary of Aerial, through which Aerial conducts its PCS business. The transaction recently received regulatory approval.

         This Current Report on Form 8-K is being filed for the purpose of filing the Aerial news release dated September 8, 1998.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibits
         --------

          The exhibits  accompanying  this report are listed in the accompanying
Exhibit Index.




















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:  September 17, 1998


By:  /s/ GREGORY J. WILKINSON
   -----------------------------
Gregory J. Wilkinson
Vice President and Controller
(principal accounting officer)






















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




                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------

    99.1                            Aerial News Release dated September 8, 1998





























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